United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2023
RCI HOSPITALITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10737 Cutten Road
Houston, Texas 77066
(Address of Principal Executive Offices, Including Zip Code)
(281) 397-6730
(Issuer’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
Based on information provided by Friedman LLP, the independent registered public accounting firm of RCI Hospitality Holdings, Inc. (the “Company”), effective September 1, 2022, Friedman LLP (“Friedman”) combined with Marcum LLP (“Marcum”) and continued to operate as an independent registered public accounting firm. On January 12, 2023, the Audit Committee of the Company’s Board of Directors approved the dismissal of Friedman and the engagement of Marcum to serve as the Company’s independent registered public accounting firm. The services previously provided by Friedman will now be provided by Marcum.
The reports of Friedman on the Company’s consolidated financial statements for the fiscal years ended September 30, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended September 30, 2022 and 2021 and the interim period through January 12, 2023, the Company:
(i) had no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused them to make reference thereto in their report on the consolidated financial statements for such years; and
(ii) had the following “reportable events” (as such term is defined in Item 304 of Regulation S-K): As disclosed in Part II, Item 9A of the Company’s Form 10-Ks for the fiscal years ended September 30, 2022 and 2021, Friedman audited the Company’s internal control over financial reporting as of the fiscal year end for both those periods and identified certain material weaknesses, which material weaknesses were also identified in management’s assessment. The identification of the material weaknesses resulted in Friedman expressing an adverse opinion stating that we did not maintain, in all material respects, effective internal control over financial reporting as of September 30, 2022 and as of September 30, 2021.
The Company provided to Friedman a copy of the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Friedman’s letter to the Securities and Exchange Commission, dated January 13, 2023, stating that they agree with these statements.
During the Company’s two most recent fiscal years ended September 30, 2022 and 2021 and the interim period through January 12, 2023, neither the Company nor anyone on its behalf consulted with Marcum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Friedman LLP to the Securities and Exchange Commission regarding the Company’s change in certifying accountant dated January 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: January 13, 2023	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer
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